                                                                EXHIBIT 14(b)(2)



SEP AND SARSEP IRA ADOPTION AGREEMENT                   [AIM LOGO APPEARS HERE]

The undersigned Employer hereby establishes a Simplified Employee Pension Plan
(SEP) and/or a Salary Reduction Simplified Employee Pension Plan (SARSEP) for the exclusive benefit of Employees who are eligible to participate. The terms of the Plan are set forth in this Adoption Agreement and the accompanying Plan Document which is hereby adopted and incorporated herein by reference.

--------------------------------------------------------------------------------
1.  EMPLOYER AND PLAN INFORMATION

    Employer's Name
                   -------------------------------------------------------------
    Address
           ---------------------------------------------------------------------
    Tax I.D. Number                               Telephone Number
                   ----------------------------                   --------------
    Form of Business:
    [ ] Sole Proprietor [ ] Partnership [ ] Corporation
    [ ] Electing S Corporation

    Name of individual authorized to issue instructions to AIM:

    ----------------------------------------------------------------------------
    Plan Year:                                   Plan Type:
    [ ] Calendar year.                           [ ] SEP IRA only
    [ ] Employer's Taxable Year ending on      . [ ] SARSEP IRA only
                                        ------
                                                 [ ] Combined SEP and SARSEP IRA
--------------------------------------------------------------------------------
2.  EFFECTIVE DATES

    (a) New Plan: Effective as of                  .
                                 ------------------
    (b) Amended and Restated Plan:
        (i) Original Plan effective as of                        .
                                         ------------------------
        (ii) Amended and Restated Plan effective as of                      .
                                                      ----------------------
    (c) Elective Deferrals effective as of                       .
                                                 -----------------------
--------------------------------------------------------------------------------
3.  ELIGIBILITY REQUIREMENTS

    (a) Age: [ ]  No requirement.   [ ] Minimum age _____________ (not over 21).
    (b) Service:
        Employees who have performed services for the Employer during at least ________ (maximum 3) of the immediately preceding 5 Plan Years.
    (c) Excluded Classes of Employees (select all applicable options):
        [ ] None.
        [ ] Employees covered by a collective bargaining agreement under which retirement plan benefits have been the subject of good faith bargaining.
        [ ] Employees whose Compensation as defined at Code Section 414(q)(7) is less than $400 (as adjusted for inflation) during the Plan Year.
        [ ] Non-resident aliens.

--------------------------------------------------------------------------------
4.  EMPLOYER ALLOCATION FORMULA

    [ ] (a) Proportionate Allocation described at paragraph 3.3(a) of the SEP and SARSEP Plan Document, or
    [ ] (b) Integrated Allocation described at paragraph 3.3(b) of the Plan Document. This allocation formula may not be adopted if the Employer maintains any other plan which is integrated with Social Security.

--------------------------------------------------------------------------------
5.  EMPLOYEE ELECTIVE DEFERRALS (FOR SARSEP ONLY)

    % limit ________ (not to exceed 15%). Dollar limit $ _________________(not to exceed $9,240 as indexed).
--------------------------------------------------------------------------------
6.  CASH BONUS OPTION

    An Employee [ ] may [ ] may not defer a bonus.
--------------------------------------------------------------------------------
7.  LIMITATIONS ON USE OF PROTOTYPE

    An Employer may adopt this Plan even if such Employer maintains another qualified defined contribution plan, provided that contributions are limited in accordance with Code Section 415. An Employer may not participate in this Plan if the Employer maintains currently or has ever maintained a defined benefit plan which is now terminated. An Employer who participates in this Plan and who adopts a qualified defined benefit plan, may no longer participate in this Plan. Thereafter, such Employer shall be considered to have an individually drafted plan.
--------------------------------------------------------------------------------
8.  TOP-HEAVY MINIMUM CONTRIBUTIONS

    The Top-Heavy Plan requirements under Code Section 416 shall be satisfied by:
    [ ] (a) this Plan.
    [ ] (b)
          ----------------------------------------------------------------------
                       (Name of other qualified plan of the Employer).
--------------------------------------------------------------------------------
9.  SPONSOR CONTACT

    Employers should direct questions concerning the language contained in and qualification of the prototype to:
       A I M Distributors, Inc.
       Retirement Plans Department
       11 Greenway Plaza, Suite 1919
       P.O. Box 4333
       Houston, Texas 77210-4739
       (800) 998-4246 Ext. 5612
    In the event that the Sponsor amends, discontinues or abandons this prototype Plan, notification will be provided to the Employer's address provided on the first page of this Agreement.
--------------------------------------------------------------------------------
10. SIGNATURES

    (a) This Agreement was signed by the Employer the      day of         19  .
                                                     ------      ---------  --
    Signed for the Employer by
                              --------------------------------------------------
    Title
         -----------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------
    (b) This Agreement was signed by AIM Distributors, Inc. the    day of   19 .
                                                               ----      ---  -
    Signed for the Sponsor by
                              --------------------------------------------------
    Title
         -----------------------------------------------------------------------
    Signature
             -------------------------------------------------------------------


    [AIM LOGO APPEARS HERE] AIM Distributors, Inc.                   43101-10/95

SEP AND SARSEP IRA PLAN DOCUMENT                         [AIM LOGO APPEARS HERE]

AIM Distributors, Inc. hereby establishes a Prototype Plan for use, in conjunction with an Internal Revenue Service approved IRA, by Employers who wish to establish a qualified Simplified Employee Pension Plan (SEP) and/or a Salary Reduction Simplified Employee Pension Plan, sometimes called a SARSEP. If the Employer executes an Adoption Agreement which is accepted by AIM Distributors, Inc. and which incorporates this document by reference, the Boston Safe Deposit & Trust will act as custodian or trustee of the IRA plans established by Employees eligible to receive contributions under the terms of this Plan. The salary reduction feature of this prototype SEP and SARSEP may not be used by an Employer who: 1) at any time during the prior Plan Year had more than 25 Employees who would have been eligible to participate; 2) has any leased employees within the meaning of Code Section 414(n)(2); 3) is a governmental or tax-exempt entity; 4) has eligible Employees whose taxable year is not the calendar year; 5) has less than 50% of the Employees that are eligible to make Elective Deferrals elect to have Elective Deferrals made to the Plan. No part of this prototype document may be used if the Employer currently maintains or has ever maintained a defined benefit pension plan which is now terminated. The Employer's SARSEP shall contain the following terms and conditions:

ARTICLE I
DEFINITIONS

    1.1 ADOPTION AGREEMENT The document attached hereto by which the Employer elects to establish a qualified Salary Reduction Simplified Employee Pension Plan under the terms of this Prototype Plan.
    1.2 CODE The Internal Revenue Code of 1986, including any amendment thereto.
    1.3 COMPENSATION The total wages, salaries, fees (for professional services) and other taxable remuneration (without regard to whether or not an amount is paid in cash) paid to a Participant from the Employer which are includible in the Participant's gross income for the taxable year, as defined within the meaning of Code Section 415(c)(3). Compensation does not include:
        (a) Contributions to this plan or any other plan of deferred compensation; and
        (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and
        (c) Amounts realized from the disposition of stock acquired under a qualified stock option; and
        (d) Amounts received as a pension or annuity.
    When applicable to a Self-Employed Individual, Compensation shall mean Earned Income. With respect to any Plan Year, Compensation will be limited to the first $150,000 of Compensation [or such higher amount determined in accordance with Code Section 408(k)(3)(C)]. If a Plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.
    1.4 CUSTODIAN BOSTON SAFE DEPOSIT & TRUST or any successor thereto.
    1.5 DEFERRAL PERCENTAGE LIMITATION Deferral Percentage Limitation is the maximum amount of Elective Deferrals, expressed as a percentage of Compensation, that can be contributed on behalf of any Highly Compensated Employee for a particular Plan Year. This limitation equals the product of the average of the Elective Deferrals (expressed as a percentage of each such Employee's Compensation) made on behalf of each non-highly compensated employee for the same Plan Year, multiplied by 1.25.
    In calculating this average, the percentage for an eligible non-highly compensated Employee who chooses not to have Elective Deferrals made on his or her behalf for a Plan Year, is zero. The determination of the deferral percentage for any Employee is to be made in accordance with Code Section 408(k)(6) and such other requirements as may be provided by the Secretary of the Treasury. In addition, for purposes of determining the deferral percentage of a Highly Compensated Employee, the Elective Deferrals and Compensation of the Employee will also include the Elective Deferrals and Compensation of any Family Member. This special rule applies, however, only if the Highly Compensated Employee owns more than 5% of the Employer or is one of the ten most highly-paid employees. The Elective Deferrals and Compensation of Family Members used in this special rule do not count in computing the average of the deferral percentages of non-highly compensated Employees.
    1.6 EARNED INCOME Net earnings from self-employment in the trade or business with respect to which the Plan is established, determined without regard to items not included in gross income and the deductions allocable to such items, provided that personal services of the individual are a material income producing factor. Earned Income shall be reduced by contributions made by an Employer to a qualified plan, including this Plan, to the extent deductible under Code Section 404. Earned Income shall also be reduced by one-half of the self employed's social security taxes.
    1.7 EFFECTIVE DATE The date on which the Employer's Plan commences or an amendment becomes effective. The Effective Date of the Elective Deferral provisions shall be designated by the Employer in the Adoption Agreement.
    1.8 ELECTIVE DEFERRAL(s) Employer contributions made to the Plan at the election of the Participant, in lieu of cash Compensation, pursuant to a Salary Savings Agreement or other deferral mechanism, such as a cash option contribution. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any of the following: a qualified cash or deferred arrangement as described in Code Section 401(k);
this Plan or any other simplified employee pension cash or deferred arrangement described in Code Section 402(h)(1)(B); an eligible deferred compensation plan under Code Section 457; and a plan described in Code Section 501(c)(18). Also included are any Employer contributions made on the behalf of Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a Salary Savings Agreement.
    1.9 EMPLOYEE Any person employed by the Employer (including Self-Employed Individuals and partners), all Employees of a member of an affiliated service group [as defined in Code Section 414(m)], Employees of a controlled group of corporations [as defined in Code Section 414(b)], Employees of any incorporated or unincorporated trade or business which is under common control [as defined in Code Section 414(c)], and all leased Employees who are not Employees of the Employer but are required to be treated as Employees of the Employer under section 414(n), and all Employees required to be aggregated under section
414(o) of the Code. All such Employees shall be treated as employed by a single Employer.
    1.10 EMPLOYER Any corporation, partnership, or proprietorship which adopts this prototype plan, including any entity which succeeds the Employer and adopts this Plan.
    1.11 FAMILY MEMBER An Employee who is related to a Highly Compensated Employee as a spouse, or as a lineal ascendant (such as a parent or grandparent) or descendant (such as a child or grandchild) or spouse of either of those, in accordance with Code Section 414(q) and the regulations thereunder. Family membership is only applicable to Highly Compensated Employees who either own more than 5% of the Employer or are one of the ten most highly compensated Employees.
    1.12 HIGHLY COMPENSATED EMPLOYEE An individual described in Code Section 414(q) who, during the current or preceding Plan Year:
        (a) Was a 5% owner as defined in Code Section 416(i)(1)(B)(i);
        (b) Received Compensation in excess of $50,000, as adjusted pursuant to Code Section 415(d), and was in the top-paid group (the top 20% of Employees ranked by Compensation);
        (c) Received Compensation in excess of $75,000, as adjusted pursuant to Code Section 415(d); or
        (d) Was an officer as defined in Code Section 416(i)(1)(A) and received Compensation in excess of 50% of the dollar limit on annual benefits payable under Code Section 415 for defined benefit plans.
    1.13 INDIVIDUAL RETIREMENT ACCOUNT AIM Distributors, Inc. Individual Retirement Account which meets the requirements of Code Section 408(a) established in conjunction with the Employer's Plan (IRA), as the recipient of the Employer's contributions for the benefit of a participating Employee.
    1.14 KEY EMPLOYEE Any Employee or former Employee [and the beneficiaries of these Employees] who, at any time during the current Plan Year and the four preceding Plan Years, was:
        (a) An officer of the Employer [if the Employee's Compensation exceeds 50% of the limit under Code Section 415(b)(1)(A)];
        (b) An owner of one of the ten largest interests in the Employer [if the Employee's Compensation exceeds 100% of the limit under Code Section 415(c)(1)(A) and the ownership interest exceeds 1/2% of the Employer];
        (c) A 5% owner of the Employer as defined in Code Section 416(i)(1)(B)(i)]; or
        (d) A 1% owner of the Employer [if the Employee has Compensation in excess of $150,000].
    1.15 OWNER-EMPLOYEE A sole proprietor or partner owning more than 10% of either the capital or profits interest of the partnership.

    1.16 PARTICIPANT Any Employee of the Employer who is participating in the Plan.
    1.17 PLAN The Simplified Employee Pension Plan with salary reduction provisions as embodied herein.
    1.18 PLAN ADMINISTRATOR The Employer is the Plan's named fiduciary and Plan Administrator.
    1.19 PLAN YEAR The 12-consecutive month period designated by the Employer in the Adoption Agreement.
    1.20 SALARY SAVINGS AGREEMENT A written agreement between the Employer and a participating Employee where the Employee authorizes the Employer to withhold a specified percentage of his or her Compensation for deposit to the Plan on behalf of such Employee.
    1.21 SARSEP A Simplified Employee Pension Plan (SEP) in which a participating Employee may make an election through a Salary Savings Agreement to have a portion of his or her salary deferred and have the Employer contribute the entire amount of deferred salary to an IRA on his or her behalf.
    1.22 SELF-EMPLOYED INDIVIDUAL An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established including an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.
    1.23 SEP-IRA The Individual Retirement Account established to receive the Employer's contributions for the benefit of each participating Employee.
    1.24 SPONSOR The institution whose name appears on the cover hereof.
    1.25 TAXABLE WAGE BASE The maximum amount of earnings which may be considered wages at the beginning of the Plan Year under Section 230 of the Social Security Act.
    1.26 TAXABLE YEAR The taxable year of an Employer for Federal income tax purposes.

ARTICLE II
ELIGIBILITY REQUIREMENTS

    2.1 PARTICIPATION Each Employee of the Employer shall automatically become a Participant under the Plan as of the first day of the Plan Year during which such Employee meets the eligibility requirements selected by the Employer in the Adoption Agreement. Employees shall not be permitted to authorize Elective Deferrals until the individual satisfies the Plan's eligibility requirements. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have become a Participant had he or she been in the eligible class. A former Participant shall again become a Participant immediately upon returning to the employ of the Employer.
    2.2 MAXIMUM AGE The Plan shall not exclude Employees who have attained age 70 1/2, provided such Employees meet the eligibility requirements in the Adoption Agreement.
    2.3 EMPLOYMENT RIGHTS Participation in the Plan shall not confer upon a Participant any employment rights, nor shall it interfere with the Employer's right to terminate the employment of any Employee at any time.
    2.4 WITHDRAWAL OF CONTRIBUTIONS Participation in the Plan shall not be terminated, suspended, or in any way affected, if a Participant withdraws all or any part of his or her IRA. This Plan shall not impose any prohibition on a Participant's right to make withdrawals from his or her IRA.

ARTICLE III
EMPLOYER CONTRIBUTIONS

    3.1 AMOUNT Prior to the close of each Plan Year, the Employer shall determine in writing the amount of its contribution for such Plan Year. This is in addition to any amount contributed pursuant to Salary Savings Agreements with the Participants. The Employer's contribution shall be discretionary and the Employer shall be under no obligation to contribute each year. The Employer may make a contribution even if no Elective Deferrals are contributed for such year. Contributions to the SEP are deductible by the Employer for the Taxable Year with or within which the Plan Year of the SEP ends. Contributions made for a particular Taxable Year and contributed by the due date of the Employer's income tax return, including extensions, are deemed made in that Taxable Year.
    3.2 LIMITATIONS ON ALLOCATIONS The Employer's contribution (including Salary Savings Agreement amounts) when allocated to eligible Participants for any Plan Year shall not exceed the lesser of 15% of each Participant's Compensation or $30,000 [as indexed under Code Section 415]. In addition, the Employer's contribution shall also bear a uniform relationship to the total Compensation of each Participant. For purposes of the preceding sentence, the Employer's contribution to the Old Age, Survivors and Disability Insurance program may be considered as part of the Employer's contribution. Employer contributions to the Old Age, Survivors and Disability Insurance Program may not be considered under this Plan if it is considered under any other plan of the Employer.
    3.3 ALLOCATION FORMULAS The Employer's contribution shall be allocated among eligible Participants in accordance with one of the formulas provided below. Employees and former Employees employed by the Employer at any time during the Plan Year, who met the eligibility requirements at any time during the Plan Year, shall share in the Employer's contribution for such Plan Year, even though no longer employed. The Employer's contribution shall automatically be allocated in accordance with paragraph (a) unless paragraph (b) is selected in the Adoption Agreement.
        (a) PROPORTIONATE ALLOCATION The Employer's contribution for each Plan Year shall be allocated to the IRA of each eligible Employee in the same portion as such Employee's Compensation [not in excess of $150,000 as adjusted for inflation under Code Section 401(a)(17)] for such Plan Year bears to all eligible Employees' Compensation for that year.
        (b) INTEGRATED ALLOCATION The Employer's contribution for the Plan Year shall be allocated to each eligible Participant (using his or her Compensation earned during the Plan Year) as follows:
            (i) First, to the extent contributions are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.
            (ii) Next, any remaining Employer Contributions will be allocated to Participants who have Compensation in excess of the Taxable Wage Base (excess Compensation) as in effect at the beginning of the Plan Year. Each such Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess Compensation of all Participants. Participants may only receive an allocation of 3% of excess Compensation.
            (iii) Next, any remaining Employer contributions will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation method.
NOTE: If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan [see Section 8 of the Adoption
Agreement] covering the same Employees, sub-paragraphs (i) and (ii) above may be disregarded and 5.7% may be substituted for 2.7% where it appears in (iii) above.
            (iv) Next, any remaining Employer contributions will be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participants' Compensation.
    3.4 RESPONSIBILITY FOR CONTRIBUTIONS The Sponsor shall not be required to determine if the Employer has made a contribution or if the amount contributed is in accordance with the Adoption Agreement or the Code. The Employer shall have sole responsibility in this regard.

ARTICLE IV
EMPLOYEE ELECTIVE DEFERRALS

    4.1 ELECTIVE DEFERRAL REQUIREMENTS Elective Deferrals shall only be permitted for Plan Years in which:
        (a) Not less than 50% of the Participants elect to make Elective Deferrals to the SEP-IRA on their behalf; and
        (b) The Employer had no more than 25 Employees at all times during the prior Plan Year who were eligible to participate in the Plan.
    4.2 SALARY SAVINGS AGREEMENT An Employee may elect to have Elective Deferrals made under this Plan through either a lump sum or continuing Elective Deferrals, or both, pursuant to his or her Salary Savings Agreement. The amount of Elective Deferrals may not exceed the percentage or dollar amount specified in the Employer's Adoption Agreement. Under no circumstances may an Employee's Elective Deferrals in any calendar year exceed the lesser of:
        (a) Fifteen percent of the Employee's Compensation determined without including the SEP-IRA contributions, (13.0435% of Compensation plus Elective Deferrals), or
        (b) $7,000 as adjusted for inflation at the beginning of such taxable year. This amount may be reduced if a Participant contributes pre-tax contributions to qualified plans of this or other Employers.
    4.3 TIMING OF ELECTIVE DEFERRALS Elective Deferrals may not be based on Compensation an Employee has received, or had a right to receive, prior to the execution of the Employee's Salary Savings Agreement. A Participant may amend his or her Salary Savings Agreement to increase, decrease or terminate the Elective Deferral percentage upon written notice to the Employer. Such increase, decrease or termination shall be effective as soon as reasonably possible, but in any event within 90 days of written notice. If a Participant terminates his or her Elective Deferrals, such Participant shall not be permitted to put a new Salary Savings Agreement into effect until after 90 days. The Employer may also amend or terminate said agreement on written notice to the Participant to insure the Plan's qualified status. If a Participant has not authorized the Employer to withhold at the maximum rate and desires to increase the total withheld for a Plan Year, such Participant may authorize the Employer to withhold a supplemental amount up to 100% of his or her Compensation for one or more pay periods. In no event may the sum of the amounts withheld under the Salary

Savings Agreement plus the supplemental withholding exceed 15% of a Participant's Compensation for a Plan Year (net of the Elective Deferrals).
The Employer agrees to deposit Elective Deferrals with the Sponsor for credit to Participant IRAs within 30 days after being withheld from the Participant's Compensation.
    4.4 CASH BONUS OPTION If permitted by the Employer in the Adoption Agreement, an Employee may base Elective Deferrals on cash bonuses during the year that, at the Employee's election, may be contributed to the SEP-IRA or received by the Employee in cash.
    4.5 DISALLOWED ELECTIVE DEFERRALS If the 50% requirement in paragraph
4.1(a) is not satisfied as of the end of any Plan Year, all the Elective Deferrals made by Employees for that Plan Year shall be considered disallowed Elective Deferrals.
    4.6 NOTIFICATION OF DISALLOWED ELECTIVE DEFERRALS The Employer shall notify each affected Participant, within 2 1/2 months after the end of the Plan Year to which the disallowed Elective Deferrals relate, that the deferrals are no longer considered SARSEP contributions. Such notification shall specify the amount of the disallowed Elective Deferrals and the Participant's calendar year in which they are includible in income. Additionally, the notice must provide an explanation of the applicable penalties if the disallowed Elective Deferrals are not withdrawn in a timely fashion. The notice to each affected Participant shall state the following:
        (a) The amount of the disallowed Elective Deferral;
        (b) That the disallowed Elective Deferrals are includible in the Participant's gross income for the calendar year or years in which the amounts deferred would have been received by the Participant in cash had she or he not made the election to defer, and that the income allocable to such disallowed Elective Deferrals is includible in the Participant's gross income in the year withdrawn from the SEP-IRA; and
        (c) That the Participant must withdraw the disallowed Elective Deferrals and allocable income from the SEP-IRA by the April 15 following the calendar year of notification by the Employer. Disallowed Elective Deferrals not withdrawn by the April 15 following the calendar year of notification will be subject to the IRA contribution limitations of Code Section 219 and Section 408 and may be considered excess contributions to the Participant's IRA. Disallowed Elective Deferrals may be subject to the six percent tax on excess contributions under Code Section 4973. If income allocable to a disallowed Elective Deferral is not withdrawn by April 15 following the year of notification by the Employer, the income may be subject to the ten percent tax on early distributions under Code Section 72(t) when withdrawn.
    4.7 REPORTING Disallowed Elective Deferrals are reported for tax purposes in the same manner as excess SEP contributions.

ARTICLE V
ACCOUNTS OF PARTICIPANTS

    5.1 INDIVIDUAL RETIREMENT ACCOUNT Each Employee, upon becoming a Participant under the Plan, shall establish an IRA with the Sponsor. The Employee or Sponsor shall furnish an account number to the Employer certifying the existence of such account.
    5.2 DETERMINATION OF DEPOSIT When making a contribution to the Plan, the Employer shall calculate each Participant's proportionate share of the Employer's contribution as determined in the Adoption Agreement. The Employer shall then deliver the contribution to the Sponsor indicating the amount to be credited to each Participant's SEP-IRA.
    5.3 CONTROL OF ACCOUNT All contributions made under the Plan by the Employer shall be irrevocable. After allocation to a Participant's SEP-IRA, the Employer shall have no further control of such contribution and the terms of the Participant's IRA shall be fully effective.
    5.4 ALLOCATION OF ELECTIVE DEFERRALS The Employer shall contribute to each Employee's SEP-IRA the amount of the Elective Deferrals designated in his or her Salary Savings Agreement.

ARTICLE VI
LIMITATIONS ON CONTRIBUTIONS

    6.1 LIMITATIONS ON ELECTIVE DEFERRALS A Participant's Elective Deferrals may be limited to the extent necessary to satisfy the maximum contribution limitations under Code Section 415(c)(1)(A) if the Employer maintains any other SEP or any qualified plan to which contributions are made for such Plan Year.
    6.2 OVERALL LIMITATIONS ON CONTRIBUTIONS In addition to the dollar limitation of Code Section 415(c)(1)(A) ($30,000 in 1991), contributions to this Plan, when aggregated with contributions to all other SEPs and contributions plus forfeitures under other qualified defined contribution plans of the Employer, generally may not exceed 25% of Compensation for any Employee. If these limits are exceeded on behalf of any Employee for a particular Plan Year, that Employee's Elective Deferrals for that year must be reduced to the extent of the excess.
    6.3 LIMITATIONS FOR HIGHLY COMPENSATED EMPLOYEES Elective Deferrals by a Highly Compensated Employee must satisfy the Deferral Percentage Limitation under Code Section 408(k)(6) and paragraph 1.4 herein. Amounts in excess of the Deferral Percentage Limitation will be deemed excess SEP contributions on behalf of the affected Highly Compensated Employee.
    6.4 NOTIFICATION OF EXCESS SEP CONTRIBUTIONS The Employer shall notify each affected Participant, within 2 1/2 months following the end of the Plan Year to which the excess SEP contributions relate, of any excess SEP contributions to the Participant's SEP-IRA for the applicable year. Such notification shall specify the amount of the excess SEP contributions and the calendar year in which the contributions are includible in income and must provide an explanation of applicable penalties if the excess contributions are not withdrawn in a timely fashion.
    6.5 NOTIFICATION REQUIREMENTS The notification to each affected Participant of excess SEP contributions must specifically state in a manner calculated to be understood by the average Employee:
        (a) The amount of the excess SEP contributions attributable to the Participant's Elective Deferrals;
        (b) The calendar year in which the excess SEP contributions are includible in gross income; and
        (c) That the Participant must withdraw the excess SEP contributions (and allocable income) from the SEP-IRA by April 15 following the year of notification by the Employer. Those excess contributions not withdrawn by April 15 following the year of notification will be subject to the IRA contribution limitations of Code Section 219 and Section 408 for the preceding calendar year and thus may be considered an excess contribution to the Participant's IRA.
Such excess contributions may be subject to the six percent tax on excess contributions under Code Section 4973. If income allocable to an excess SEP contribution is not withdrawn by April 15 following the year of notification by the Employer, the income may be subject to the ten percent tax on early distributions under Code Section 72(t) when withdrawn.
    6.6 EXCESS SEP CONTRIBUTIONS INCLUDIBLE IN INCOME Excess SEP contributions are includible in the participating Employee's gross income on the earliest dates any Elective Deferrals made on behalf of the Employee during the Plan Year would have been received by the Employee had he or she originally elected to receive the amounts in cash. However, if the excess SEP contributions (not including allocable income) total less than $100, then the excess contributions are includible in the Employee's gross income in the year of notification. Income allocable to the excess SEP contributions is includible in the year of withdrawal from the IRA.
    6.7 EXCISE TAXES AND PENALTIES If the Employer fails to notify any of the affected Employees within 2 1/2 months following the end of the Plan Year of an excess SEP contribution, the Employer must pay a tax equal to 10% of the excess SEP contribution. If the Employer fails to notify employees by the end of the Plan Year following the Plan Year in which the excess SEP contributions arose, the SEP no longer will be considered to meet the requirements of Code Section 408(k)(6) and contributions in the Employee's IRA will be subject to the IRA contribution limitations and thus may be considered excess contributions to the Employee's IRA.
    6.8 WITHDRAWAL RESTRICTIONS The Employer shall notify each Participant who makes an Elective Deferral for a Plan Year that, notwithstanding the prohibition on withdrawal restrictions contained elsewhere in this Plan, any amount attributable to such Elective Deferrals which is withdrawn or transferred before the earlier of 2 1/2 months after the end of the particular Plan Year or the date the Employer notifies its Employees that the Deferral Percentage Limitations have been calculated, will be includible in income and possibly subject to an early penalty tax.

ARTICLE VII
TOP-HEAVY RULES

    7.1 TOP-HEAVY MINIMUM CONTRIBUTION Each Plan Year for which the Plan is Top Heavy under Code Section 416, each non-key Employee shall receive an allocation of Employer contributions equal to the lesser of 3% of Compensation or the percentage of Compensation allocated to the Key Employee receiving the highest percentage allocation. The Top-Heavy minimum contribution shall be satisfied under this Plan unless the Employer designates another plan in the Adoption Agreement.
    7.2 CONTRIBUTIONS COUNTED TOWARDS MINIMUM For purposes of satisfying the minimum contribution requirement under Code Section 416, only Employer contributions shall be taken into account. Employee Elective Deferrals shall not be considered.
    7.3 TOP-HEAVY DETERMINATION This Plan is Top-Heavy for a Plan Year if, as of the last day of the previous Plan Year (or current Plan Year if this is the first year of the Plan) the total of elective and non-elective contributions made on behalf of Key Employees for all years this Plan has been in existence exceeds 60% of such contributions for all Employees who were eligible to participate. If the Employer maintains (or maintained within the prior five years) any other SEP or defined contribution plan in which a Key Employee participates (or participated), the contributions or account balances, whichever is applicable, must be aggregated with the contributions made to this Plan. The contributions (and account balances, if applicable) of an Employee who ceases to be a Key Employee or of an individual who has not been in the employ of the Employer for the previous five years shall be disregarded. The identification of Key Employees and the Top-Heavy calculation shall be determined in accordance with Code
Section 416 and the regulations thereunder.

ARTICLE VIII
ADMINISTRATION

    8.1 PLAN ADMINISTRATOR The Employer shall be the Plan's named fiduciary and shall serve as Plan Administrator. As Plan Administrator, the Employer shall:
        (a) Carry out the provisions of the Plan including determining eligibility of Employees, allocating contributions, and interpreting the Plan when necessary,
        (b) Deliver all contributions to the Sponsor showing the amount to be allocated to each Participant's IRA,
        (c) Communicate with Employees regarding their participation and benefits under the Plan,
        (d) Advise Employees in writing of all contributions to their IRAs, and
        (e) Perform any other duties required of the Plan Administrator.
    8.2 SPONSOR The Sponsor shall be depository for individual IRAs established by Plan Participants. As depository, the Sponsor shall:
        (a) Accept for deposit contributions transmitted by the Employer. The Sponsor need not verify the amount of the contributions received or the amounts allocated to individual IRAs provided that no contribution for an individual IRA exceeds the lesser of $30,000 as indexed or 15% of the individual's Compensation for the Plan Year, and
        (b) Administer each individual IRA in accordance with the provisions of the Sponsor's IRA document.

ARTICLE IX
AMENDMENT AND TERMINATION

    9.1 AMENDMENT BY SPONSOR The Sponsor may amend or terminate any or all provisions of this prototype plan at any time without obtaining the approval or consent of any Employer or Participant, provided that no amendment shall authorize or permit any part of an Employer's contribution to be used for or diverted to purposes other than for the exclusive benefit of Participants. The Sponsor will inform each adopting Employer of any amendments to or termination of the prototype SARSEP.
    9.2 QUALIFICATION OF PROTOTYPE The Sponsor intends that this Plan will meet the requirements of Code Section 408(k)(6) and the regulations thereunder as a qualified Salary Reduction Simplified Employee Pension Plan. Should the Commissioner of Internal Revenue or any delegate of the Commissioner at any time determine that the Plan fails to meet the requirements of said Code
Section 408(k)(6), the Sponsor will amend the Plan so as to maintain its qualified status.
    9.3 AMENDMENT BY EMPLOYER The Employer may amend any option elected in the Adoption Agreement provided that no amendment shall authorize or permit any part of the Employer's contribution to be used for or diverted to purposes other than for the exclusive benefit of Participants. If the Employer amends the Adoption Agreement other than within the available options, the Employer may no longer participate in this Plan.
    9.4 TERMINATION The Employer may terminate its Plan at any time by filing written notice with the Sponsor. In such event, the Sponsor shall continue to administer each Participant's IRA as provided under the IRA agreement. The Sponsor may also terminate the prototype upon written notice to the Employer.

ARTICLE X
GOVERNING LAW

    Construction, validity and administration of the prototype plan, and any Employer Plan as embodied in the prototype document and accompanying Adoption Agreement, shall be governed by Federal law to the extent applicable and, to the extent not applicable, by the laws of the State/Commonwealth in which the principal office of the Sponsor is located.


INTERNAL REVENUE SERVICE                            Department of the Treasury
Prototype SEP with Salary Reduction Feature 002
FFN: 50441601900-002 Case: 9580093 EIN: 74-1894784  Washington, D.C. 20224
Letter Serial No. C410671b

AIM DISTRIBUTORS INC.                               Person to Contact: Ms. Arrington
11 GREENWAY PLAZA SUITE 1919                        Telephone Number: (202) 622-8173
HOUSTON, TEXAS  77046                               Refer Reply to: CP:E:EP:T1
                                                              Date: 11-13-95

Dear Applicant:

In our opinion, the amendment to the form of your Simplified Employee Pension
(SEP) arrangement does not adversely affect its acceptability under section 408(k) of the Internal Revenue Code. This SEP arrangement is approved for use only in conjunction with an Individual Retirement Arrangement (IRA) which meets the requirements of Code section 408 and has received a favorable opinion letter, or a model IRA (Forms 5308 and 5305-A).

Employers who adopt this approved plan will be considered to have a retirement savings program that satisfies the requirements of Code section 408 provided that it is used in conjunction with an approved IRA. Please provide a copy of this letter to each adopting employer.

Code section 408(l) and related regulations require that employers who adopt this SEP arrangement furnish employees in writing certain information about this SEP arrangement and annual reports of savings program transactions.

Your program may have to be amended to include or revise provisions in order to comply with future changes in the law or regulations.

If you have any questions concerning IRS processing of this case, call us at the above telephone number. Please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter. Please provide those adopting this plan with your phone number, and advise them to contact your office if they have any questions about the operation of this plan.

You should keep this letter as a permanent record. Please notify us if you terminate the term of this plan.

                                    Sincerely yours,



                                    /s/ [ILLEGIBLE]
                                    -----------------------------------------
                                    Chief, Employee Plans Technical Branch 1

                                                        [AIM LOGO APPEARS HERE]
Form 5305-A (Rev. October 1992) Department of the Treasury
Internal Revenue Service
INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
(under Section 408(a) of the Internal Revenue Code)



A I M DISTRIBUTORS, INC. CUSTODIAN AGREEMENT

ARTICLE I

    The Custodian may accept additional cash contributions on behalf of the Depositor for a tax year of the Depositor. The total cash contributions are limited to $2,000 for the tax year unless the contribution is a rollover contribution described in section 402(c) (but only after December 31, 1992), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section 408(k). Rollover contributions before January 1, 1993, include rollovers described in section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), 408(d)(3), or an employer contribution to a simplified employee pension plan as described in section
408(k).

ARTICLE II

    The Depositor's interest in the balance in the custodial account is nonforfeitable.

ARTICLE III

    1. NO PART OF THE CUSTODIAL FUNDS may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).
    2. NO PART OF THE CUSTODIAL FUNDS may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3) which provides an exception for certain gold and silver coins and coins issued under the laws of any state.

ARTICLE IV

    1. NOTWITHSTANDING ANY PROVISION of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and Proposed Regulations section 1.408-8, including the incidental death benefit provisions of Proposed Regulations section 1.401(a)
(9)-2, the provisions of which are incorporated by reference.
    2. UNLESS OTHERWISE ELECTED by the time distributions are required to begin to the Depositor under paragraph 3, or to the surviving spouse under paragraph 4, other than in the case of a life annuity, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Depositor and the surviving spouse and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.
    3. THE DEPOSITOR'S ENTIRE INTEREST in the custodial account must be, or begin to be, distributed by the Depositor's required beginning date (April 1 following the calendar year end in which the Depositor reaches age 70 1/2. By that date, the Depositor may elect, in a manner acceptable to the Custodian, to have the balance in the custodial account distributed in:
        (a) A single-sum payment.
        (b) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the life of the Depositor.
        (c) An annuity contract that provides equal or substantially equal monthly, quarterly, or annual payments over the joint and last survivor lives of the Depositor and his or her designated beneficiary.
        (d) Equal or substantially equal annual payments over a specified period that may not be longer than the Depositor's life expectancy.
        (e) Equal or substantially equal annual payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Depositor and his or her designated beneficiary.
    4. IF THE DEPOSITOR DIES before his or her entire interest is distributed to him or her, the entire remaining interest will be distributed as follows:
        (a) If the Depositor dies on or after distribution of his or her interest has begun, distribution must continue to be made in accordance with paragraph 3.
        (b) If the Depositor dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Depositor or, if the Depositor has not so elected, at the election of the beneficiary or beneficiaries, either
            (i) Be distributed by the December 31 of the year containing the fifth anniversary of the Depositor's death, or
            (ii) Be distributed in equal or substantially equal payments over the life expectancy of the designated beneficiary or beneficiaries starting by December 31, of the year following the year of the Depositor's death. If, however, the beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before December 31 of the year in which the Depositor would have turned age 70 1/2.
        (c) Except where distribution in the form of an annuity meeting the requirements of section 408(b)(3) and its related regulations has irrevocably commenced distributions are treated as having begun on the Depositor's required beginning date, even though payments may actually have been made before that date.
        (d) If the Depositor dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.
    5. IN THE CASE OF DISTRIBUTION over life expectancy in equal or substantially equal annual payments, to determine the minimum annual payment for each year, divide the Depositor's entire interest in the Custodial account as of the close of business on December 31 of the preceding year by the life expectancy of the Depositor (or the joint life and last survivor expectancy of the Depositor and the Depositor's designated beneficiary, or the life expectancy of the designated beneficiary, whichever applies). In the case of distributions under paragraph 3, determine the initial life expectancy (or joint life and last survivor expectancy) using the attained ages of the Depositor and designated beneficiary as of their birthdays in the year the Depositor reaches age 70 1/2. In the case of distribution in accordance with paragraph 4(b)(ii), determine life expectancy using the attained age of the designated beneficiary as of the beneficiary's birthday in the year distributions are required to commence.
    6. THE OWNER OF TWO OR MORE INDIVIDUAL RETIREMENT ACCOUNTS may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524 to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements by taking from one individual retirement account the amount required to satisfy the requirement for another.

ARTICLE V

    1. THE DEPOSITOR AGREES to provide the Custodian with information necessary for the Custodian to prepare any reports required under section 408(i) and Regulations sections 1.408-5 and 1.408.6.
    2. THE CUSTODIAN AGREES to submit reports to the Internal Revenue Service and the Depositor prescribed by the Internal Revenue Service.

ARTICLE VI

    Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles that are not consistent with section 408(a) and the related regulations will be invalid.

ARTICLE VII

    This agreement will be amended from time to time to comply with the provisions of the Code and related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

ARTICLE VIII

    1. PURSUANT TO THE TERMS of this A I M Distributors, Inc. Individual Retirement Custodial Account Agreement and the related IRA Account Application (referred to herein as the "IRA Adoption Agreement") (such Agreements being collectively referred to herein as the "Agreement"), the Depositor directs the Custodian to invest all custodial account funds after deductions for sales charges and Custodian fees, in shares issued by the investment company or companies selected by the Depositor on the related IRA Adoption Agreement, until the Depositor hereafter gives the Custodian contrary instructions pursuant to
Article XIII below. The investment companies from which the Depositor may select are enumerated on the applicable list prepared by A I M Distributors, Inc. (the

"Distributor"), a copy of which accompanies the Adoption Agreement. Such investment companies are part of "The AIM Family of Funds," which are managed or advised by subsidiaries of A I M Management Group Inc., and any such investment company will hereafter be referred to as "Investment Company."
    2. (i) ANNUAL CASH CONTRIBUTIONS:
    The Depositor may make annual cash contributions to the account within the limits specified in Article I. All contributions shall be hand delivered or mailed to the Custodian by the Depositor, with an indication of the taxable year to which such contribution relates. Additionally, if the Depositor's employer maintains a qualified simplified employee pension (SEP), such employer may contribute on behalf of the Depositor, the lesser of 15% of the Depositor's compensation from such employer or $30,000.
        (ii) ROLLOVER CONTRIBUTIONS:
    In addition to any annual contributions referred to in Paragraph (i) above, but subject to this Paragraph (ii), the Depositor may contribute to the account, at any time, a rollover contribution of such cash or other property as shall constitute a rollover amount or contribution under section 402(a)(5), 402(a)(7), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code. The Custodian will accept for the account all rollover contributions which consist of cash, and it may, but shall be under no obligation to, accept any other rollover contribution. In the case of rollover contributions composed of assets other than cash, the prospective Depositor shall provide the Custodian with a description of such assets and such other information as the Custodian may reasonably require. The Custodian may accept all or any part of such a rollover contribution if it determines that the assets of which such contribution consists are either in a medium proper for investment hereunder or that the assets can be promptly liquidated for cash.
    The Depositor warrants that any rollover contribution to the account consists of cash, the same property received in the distribution or, in the case of amounts distributed to the Depositor from a qualified employer's plan or annuity, the proceeds from the sale of the same property received in the distribution. The Depositor also warrants that in the case of a rollover into the account of amounts distributed to the Depositor from a qualified employer's plan or annuity, only amounts in excess of the amounts considered to be the Depositor's employee contributions included in such distribution constitute the contribution to this account. Additionally, the Depositor affirms that the contribution to the account does not consist of amounts received from an inherited individual retirement account or annuity. An individual retirement account or annuity shall be treated as inherited if it was acquired by reason of the death of an individual other than the Depositor's spouse. The Depositor also affirms that in the case of a rollover into the account of amounts distributed from an individual retirement account or annuity or retirement bond, he has not during the one year period ending on the date of the distribution received any other distribution from an individual retirement account or annuity or retirement bond which constituted a rollover contribution (as described in section 408(d)(3) of the Code).
    3. THE DEPOSITOR SHALL BE FULLY AND SOLELY RESPONSIBLE for all taxes, interest and penalties which might accrue or be assessed by reason of any excess deposit, and interest, if any, earned thereon. Any contributions made by or on behalf of the Depositor in respect of a taxable year of the Depositor shall be made by or on behalf of the Depositor to the Custodian for deposit in the custodial account within the time period for claiming any income tax deduction for such taxable year. It shall be the sole responsibility of the Depositor to determine the amount of the contributions made hereunder. The Depositor shall execute such forms as the Custodian may require in connection with any contribution hereunder.

ARTICLE IX

    1. THE CUSTODIAN SHALL from time to time, subject to the provisions of Articles IV and V, make distributions out of the custodial account to the Depositor, in such manner and amounts as may be specified in written instructions of the Depositor. All such instructions shall be deemed to constitute a certification by the Depositor that the distribution so directed is one that the Depositor is permitted to receive. A declaration of the Depositor's intention as to the disposition of an amount distributed pursuant to Article V hereof shall be in writing and given to the Custodian. The Custodian shall have no liability with respect to any contribution to the custodial account, any investment of assets in the custodial account or any distribution therefrom pursuant to instructions received from the Depositor or pursuant to this Agreement, or for any consequences to the Depositor arising from such contributions, investments or distributions including, but not limited to, excise and other taxes and penalties which might accrue or be assessed by reason thereof, nor shall the Custodian be under any duty to make any inquiry or investigation with respect thereto.
    2. IF THE DEPOSITOR IS DISABLED (as defined in Section 72(m) of the Code), all or a portion of the balance in the custodial account may be distributed to him/her as soon as practicable after the Custodian receives written notice of the Depositor's disability and a written request for distribution. The Custodian may require such proof of disability as it deems necessary prior to the time that amounts are distributed to the Depositor due to such disability.
    3. THE DEPOSITOR SHALL BE fully and solely responsible for all taxes and penalties which might accrue or be assessed for having failed to make the annual minimum withdrawal required in any year.

ARTICLE X

    A Depositor shall have the right to designate a beneficiary or beneficiaries to receive any amounts remaining in his account in the event of his death. Any prior beneficiary designation may be changed or revoked at any time by a Depositor by written designation signed by the Depositor on a form acceptable to, and filed with, the Custodian; provided, however, that such designation, or change or revocation of a prior designation shall not become effective until it has been received by the Custodian, nor shall it be effective unless received by the Custodian no later than thirty days before the death of the Depositor, and provided further that the last such designation of beneficiary or change or revocation of beneficiary executed by the Depositor, if received by the Custodian within the time specified, shall control. Unless otherwise provided in the beneficiary designation, amounts payable by reason of the Depositor's death will be paid in equal shares only to the primary beneficiary or beneficiaries who survive the Depositor, or, if no primary beneficiary survives the Depositor, to the contingent beneficiary or beneficiaries who survive the Depositor. If the Depositor had not, by the date of his death, properly designated a beneficiary in accordance with the preceding sentences, or if no designated beneficiary survives the Depositor, then the Depositor's beneficiary shall be the Depositor's surviving spouse, or if there is no surviving spouse, the Depositor's estate.

ARTICLE XI

    1. ANY ADMINISTRATIVE OR OTHER FEES of the Custodian and its agents for performing duties pursuant to this Agreement shall be in such amount as shall be established from time to time. The Depositor agrees to pay the Custodian the fees specified in its current fee schedule and authorizes the Custodian to charge the Depositor's custodian account for the amount of such fees.
    2. UPON THIRTY DAYS' PRIOR WRITTEN NOTICE, the Custodian may substitute a new fee schedule. The Custodian's fees, any income, gift, estate and inheritance taxes and other taxes of any kind whatsoever, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the custodial account, that may be levied or assessed in respect of such assets, and all other administrative expenses incurred by the Custodian in the performance of its duties including fees for legal services rendered to the Custodian, may be charged to the custodial account with the right to liquidate Investment Company shares for this purpose, or at the Custodian's option, shall be billed to the Depositor directly.

ARTICLE XII

    1. THIS AGREEMENT SHALL take effect only when accepted and signed by the Custodian. As directed, the Custodian shall then open and maintain a separate custodial account for Depositor and invest the initial contribution hereunder in shares of the Investment Company. Where the IRA Adoption Agreement is checked for spousal accounts, separate custodial accounts will be opened and maintained in each spouse's name. The amounts specified in the IRA Adoption Agreement shall be credited to each spouse's separate custodial account except that no more than $2,000 shall be credited to either custodial account.
    2. THE CUSTODIAN SHALL invest subsequent contributions as directed. If any such written instructions are not received as required however, or if received, are in the opinion of the Custodian unclear, or if the accompanying contribution exceeds $2,000 for the Depositor and/or $2,000 for the Depositor's spouse, the Custodian may hold or return all or a portion of the contribution uninvested without liability for loss of income or appreciation, and without liability for interest, pending receipt of written instructions or clarification.
    3. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, less charges, received on Investment Company shares held in the custodial account shall (unless received in additional such shares) be reinvested in shares of the Investment Company, which shall be credited to the custodial account. If any distribution on such shares may be received at the election of the Depositor in additional such shares or in cash or other property, the Custodian shall elect to receive it in additional Investment Company shares.
    4. ALL INVESTMENT COMPANY SHARES ACQUIRED by the Custodian hereunder shall be registered in the name of the Custodian (with or without identifying the Depositor) or of its nominees. The Custodian shall deliver, or cause to be executed and delivered, to the Depositor all notices, prospectuses, financial statements, proxies and proxy solicitation materials relating to such Investment Company shares held in the custodial account. The Custodian shall not vote any Investment Company shares except in accordance with the written instructions received from the Depositor.

ARTICLE XIII

    1. THE CUSTODIAN SHALL keep adequate records of transactions it is required to perform hereunder. Not later than six months after the close of each calendar year or after the Custodian's registration or removal pursuant to Article XV below, the Custodian shall render to the Depositor or the Depositor's legal representative a written report or reports reflecting the transactions effected by it during such period and the assets and liabilities of the custodial account at the close of the period. Sixty days after rendering such report(s), the Custodian shall (to the extent permitted by law) be forever released and discharged from all liability and accountability to anyone with respect to its acts and transactions shown in or reflected by such report(s), except with respect to those as to which the Depositor or the Depositor's legal representative shall have filed written objections with the Custodian within the latter such sixty-day period.
    2. THE CUSTODIAN SHALL receive and invest contributions as directed by the Depositor, hold and distribute such investments, and keep adequate records and reports thereon, all in accordance with this Agreement. The parties do not intend to confer any other fiduciary duties of the Custodian, and none shall be implied. The Custodian shall not be liable (and assumes no responsibility) for the collection of contributions, the deductibility or propriety of any contribution under this Agreement, or the purposes or propriety of any distribution from the account, which matters are the responsibility of the Depositor or the Depositor's legal representative.
    3. THE DEPOSITOR, to the extent permitted by law, shall always fully indemnify the Custodian and save it harmless from any and all liability whatsoever which may arise in connection with this Agreement and matters which it contemplates, except that which arises due to the Custodian's negligence and willful misconduct. The Custodian shall not be obligated or expected to commence or defend any legal action or preceding in connection with this Agreement or such matters unless agreed upon by the Custodian and Depositor or said legal representative, and unless fully indemnified for so doing to the Custodian's satisfaction.
    4. THE CUSTODIAN MAY conclusively rely upon and shall be protected in acting upon any written order from the Depositor or the Depositor's legal representative or any other notice, request, consent, certificate or other instruments or paper believed by it to be genuine and to have been properly executed, and as long as it acts in good faith in taking or omitting to take any other action in reliance thereon.

ARTICLE XIV

    1. THE CUSTODIAN MAY resign at any time upon thirty days' notice in writing to the Depositor, and may be removed by the Depositor at any time upon thirty days' notice in writing to the Custodian. Upon such resignation or removal, the Depositor shall appoint a successor custodian to serve under this Agreement. Upon receipt by the Custodian of written acceptance of such appointment by the successor custodian, the Custodian shall transfer to such successor the assets of the custodial account and all necessary records (or copies thereof) pertaining thereto, provided that (at the Custodian's request) any successor custodian shall agree not to dispose of any such records without the Custodian's consent. The Custodian is authorized, however, to reserve such assets as it may deem advisable for payment of any other liabilities constituting a charge on or against the assets of the custodial account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian.
    2. THE CUSTODIAN SHALL NOT be liable for the acts or omissions of such successor custodian.
    3. THE CUSTODIAN, AND EVERY SUCCESSOR CUSTODIAN appointed to serve under this Agreement, must be a bank (as defined in Section 408(n) of the Code) or such other person who qualifies with the Internal Revenue Service to serve in the manner prescribed by Code section 408(a)(2) and satisfies the Custodian, upon request, as to such qualification.
    4. AFTER THE CUSTODIAN HAS transferred the custodial account assets (including any reserve balance as contemplated above) to the successor custodian, the Custodian shall be relieved of all further liability with respect to this Agreement, the custodial account and the assets thereof.

ARTICLE XV

    1. THE CUSTODIAN SHALL terminate the custodial account and pay the proceeds of the account to the depositor if within thirty days after the resignation or removal of the Custodian pursuant to Article XV above, the Depositor has not appointed a successor custodian which has accepted such appointment unless within that time the Distributor appoints such successor and gives written notice thereof to the Depositor and the Custodian. The Distributor shall have the right, but not the duty, to appoint such a successor. Termination of the custodial account shall be effected by distributing all of the assets therein in cash or in kind to the Depositor in a lump sum, subject to the Custodian's right to reserve funds as provided in said Article XV.
    2. UPON TERMINATION of the custodial account in any manner provided for in this Article XVI, this Agreement shall terminate and have no further force and effect, and the Custodian shall be relieved from all further liability with respect to this Agreement, the custodial account and all assets thereof so distributed.

ARTICLE XVI

    1. ANY NOTICE FROM THE CUSTODIAN TO THE DEPOSITOR provided for in this Agreement shall be effective when mailed if sent by first class mail to the Depositor at the Depositor's last known address as shown on the Custodian's records. Any notice required or permitted to be given to the Custodian, shall become effective upon actual receipt by the Custodian at such address as the Custodian shall provide the Depositor from time to time in writing.
    2. THIS AGREEMENT is accepted by the Custodian and shall be construed and administered in accordance with the laws of The Commonwealth of Massachusetts. The Custodian and the Depositor hereby waive and agree to waive right to trial by jury in an action or proceeding instituted in respect to this custodial account. The Depositor further agrees that the venue of any litigation between him and the Custodian with respect to the custodial account shall be in the County of Suffolk, The Commonwealth of Massachusetts.
    3. THIS AGREEMENT is intended to qualify under section 408 of the Code as an Individual Retirement Account and to entitle the Depositor to any retirement savings deduction which he may qualify for under section 219 of the Code, and if any provision hereof is subject to more than one interpretation or any term used herein is subject to more than one construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with that intent.
    4. ALL PROVISIONS IN THIS AGREEMENT ARE subject to the Code and to regulations promulgated thereunder. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
    5. THE CUSTODIAN SHALL have no duties whatsoever except such duties as it specifically agrees to in writing, and no implied covenants or obligations shall be read into this Agreement against the Custodian. The Custodian shall not be liable under this Agreement, except for its own bad faith, gross negligence or willful misconduct.
    6. NO INTEREST, RIGHT OR CLAIM IN OR TO ANY PART of the custodial account or any payment therefrom shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, communication, anticipation, garnishment, attachment, execution, or levy of any kind and the Custodian shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except as required by law.
    7. THE DEPOSITOR HEREBY DELEGATES to the Custodian the power to amend this Agreement from time to time as it deems appropriate, and hereby consents to all such amendments, provided, however, that all such amendments are in compliance with the provisions of the Code and the regulations promulgated thereunder. All such amendments shall be effective as of the date specified in a written notice of amendment which will be sent to the Depositor.

INSTRUCTIONS
(Section references are to the Internal Revenue Code unless otherwise noted.)

PURPOSE OF FORM
    This model custodial account agreement may be used by an individual who wishes to adopt an individual retirement account under section 408(a). When fully executed by the Depositor and the Custodian not later than the time prescribed by law for filing the Federal income tax return for the Depositor's tax year (not including any extensions thereof), a Depositor will have an individual retirement account (IRA) custodial account which meets the requirements of section 408(a). This account must be created in the United States for the exclusive benefit of the Depositor or his/her beneficiaries.

DEFINITIONS

    CUSTODIAN. -- The Custodian must be a bank or savings and loan association, as defined in section 408(n), or other person who has the approval of the Internal Revenue Service to act as custodian.

    DEPOSITOR. -- The Depositor is the person who establishes the custodial account.

IRA FOR NON-WORKING SPOUSES

    Contributions to an IRA custodial account for a non-working spouse must be made to a separate IRA custodial account established by the non-working spouse.
    This form may be used to establish the IRA custodial account for the non-working spouse.
    An employee's social security number will serve as the identification number of his or her individual retirement account. An employer identification number is only required for each participant-directed individual retirement account. An employer identification number is required for a common fund created for individual retirement accounts.
    For more information, obtain a copy of the required disclosure statement from your custodian or get Publication 590, Individual Retirement Arrangements.
(IRAs).

SPECIFIC INSTRUCTIONS

    ARTICLE IV -- Distribution made under this Article may be made in a single sum, periodic payment, or a combination of both. The distribution option should be reviewed in the year the Depositor reaches age 70 1/2 to make sure the requirements of section 408(a)(6) have been met.

    ARTICLE IX -- This article and any that follow it may incorporate additional provisions that are agreed upon by the Depositor and the Custodian to complete the agreement. These may include, for example: definitions, investment powers, voting rights, exculpatory provisions, amendment and termination, removal of Custodian, Custodian's fees, state law requirements, beginning date of distributions, accepting only cash, treatment of excess contributions, prohibited transactions with the Depositor, etc. Use additional pages if necessary and attach them to this form.
    Note: This form may be reproduced and reduced in size for adoption to passbook or card purposes.


THE AIM FAMILY OF FUNDS --Registered Trademark--
INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
DISCLOSURE STATEMENT

    Under applicable federal regulations, a custodian of an individual retirement account is required to furnish each depositor who has established or is establishing an individual retirement account with a statement which discloses certain information regarding the account. Boston Safe Deposit and Trust Company (hereinafter referred to as the "Custodian") is providing this Disclosure Statement to you in accordance with that requirement, and this Disclosure Statement contains general information about the The AIM Family of Funds --Registered Trademark-- Individual Retirement Custodial Account (hereinafter referred to as "IRA"). This Disclosure Statement should be reviewed in conjunction with both the Individual Retirement Custodial Account agreement (From 5305-A and any attachments thereto, hereinafter referred to as the "Custodial Agreement") and the Adoption Agreement for your IRA. You should review this Disclosure Statement and the IRA documents with your attorney or tax advisor. The Custodian cannot give tax advice or determine whether or not the IRA is appropriate for you.

A.  SEVEN DAY RIGHT TO REVOKE YOUR IRA.

    You may revoke your IRA at any time within seven business days after the date the IRA is established, by giving proper notice. For purposes of revocation, it will be assumed that you received the Disclosure Statement no later than the date of your check with which you opened your IRA. Written notice must be hand delivered or sent by first class mail, in which case, the revocation will be effective as of the date the notice is postmarked (or if sent by certified or registered mail, the date of certification or registration). Notice of revocation should be made to: A I M Distributors, Inc., Eleven Greenway Plaza, Suite 1919, P.O. Box 4739, Houston, Texas 77210-4739, Attention:
Shareholder Services Department, area code (800) 959-4246. If you revoke your IRA, you are entitled to a refund of your entire contribution to the IRA, without adjustment for such items as sales commissions, administrative expenses or fluctuation in market value. If you do not revoke within seven business days after the establishment of the IRA, you will be deemed to have accepted the terms and conditions of the IRA and cannot later revoke the IRA without certain potential penalties.

B.  STATUTORY REQUIREMENTS.

    An IRA is a trust or custodial account created or organized in the United States for your exclusive benefit or that of your beneficiaries. It must be created by a written governing instrument that meets the following requirements:
    (1) THE TRUSTEE OR CUSTODIAN MUST BE A BANK, federally insured credit union, savings and loan association or another person eligible to act as trustee or custodian;
    (2) EXCEPT FOR ROLLOVER CONTRIBUTIONS (as described in Part F below), no contribution will be accepted unless it is in cash or cash equivalent, including, but not by way of limitation, personal checks, cashier's checks, and wire transfers;
    (3) EXCEPT FOR ROLLOVERS, simplified employee pension ("SEP") contributions, and spousal IRA contributions described below, contributions of more than $2,000 for any tax year may not be made;
    (4) YOU WILL HAVE A NONFORFEITABLE INTEREST IN THE ACCOUNT;
    (5) NO PART OF THE TRUST OR CUSTODIAL FUNDS will be invested in life insurance contracts, nor may the assets be commingled with other property except in a common trust fund or common investment fund. Furthermore, as provided in section 408(m) of the Internal Revenue Code of 1986, as amended (the "Code"), your IRA may not be invested in "collectibles," such as art works, antiques, metals, gems, stamps, coins (with an exception for certain U.S.-minted gold and silver coins), and certain other types of tangible personal property. An investment in a collectible would be treated as a distribution from your IRA which would be includible in your gross income, and, if you had not attained the age of 59 1/2, the distribution would also be subject to the premature distribution penalty as discussed in Part E(4) below;
    (6) YOUR ENTIRE INTEREST IN THE ACCOUNT MUST BE, or begin to be, distributed on or before April 1 of the calendar year following the calendar year in which you reach age 70 1/2. The distribution may be made in a single sum, or you may receive periodic distributions, so long as your entire interest is distributed in equal or substantially equal payments over any of the following periods:
        (a) your life;
        (b) the lives of you and your designated beneficiary;
        (c) a period certain not extending beyond your life expectancy;
        (d) a period certain not extending beyond the life expectancy of you and your designated beneficiary.
    If the distributions from your IRA are to be made over one of the foregoing periods, the amount distributed each year must meet the minimum distribution requirements set forth in your IRA Custodial Agreement, or you will incur a penalty as described in Part E(8) below;
    (7) IF YOU DIE AFTER DISTRIBUTIONS HAVE commenced but before your entire interest has been distributed to you, payments must continue at least as rapidly as under the method of distribution in effect, at your death. If you die before distributions have commenced, generally your entire interest must be distributed within five years of your death. However, if your interest is payable to a designated beneficiary, payments may be made over the life or a period not exceeding the life expectancy of the beneficiary; provided, however, that such payments must commence within one year of your death unless your designated beneficiary is your surviving spouse, in which case payments need not commence until the date on which you would have attained age 70 1/2. You should advise the Custodian as to your beneficiary and the method of distribution desired.

C.  INVESTMENT OF YOUR IRA.

    Under the terms of the Custodial Agreement, your contributions will be invested by the Custodian in full and fractional shares of the investment company or companies that you select. As provided in the Custodial Agreement, you may only invest your IRA Funds in shares of investment companies which are part of "The AIM Family of Funds --Registered Trademark--," which are managed or advised by subsidiaries of A I M Management Group Inc. You will be provided with a list of the investment companies from which you may choose to invest. Subject to the foregoing and to any additional restrictions described in the Custodial Agreement, you have complete control over the investment of your IRA Funds. The Custodian will not provide any form of investment advice or make investment recommendations of any type, so you will make all investment decisions on the basis of information you obtain from other sources. When you make a decision on how you wish to invest Funds held in your IRA, you should provide the Custodian with specific instructions, detailing your investment decision so that the Custodian can effectuate such investments as provided in your IRA Custodial Agreement. If you fail to direct the Custodian as to the Investment of all or any portion of your IRA account, the Custodian shall hold such uninvested amount in your account and shall incur no liability for interest or earnings thereon. All dividends and capital gain distributions received on shares of an investment company held in your IRA will be reinvested in shares of that investment company, if available, which shall be credited to the Custodian account. Detailed information about the shares of the AIM fund(s) you select must be furnished to you in the form of prospectuses governed by rules of the Securities and Exchange Commission.

D.  LIMITATIONS AND RESTRICTIONS ON IRA CONTRIBUTIONS AND DEDUCTIONS.

    Except in the case of rollover contributions (see Part F below), generally you may contribute up to the lesser of $2,000 or 100% of your compensation (earned income) to your IRA for any taxable year. A non-working spouse may contribute up to $2,000 to a separate IRA.
    Section 219 of the Code contains special provisions governing whether amounts contributed to your IRA will be deductible from gross income for federal income tax purposes. To the extent you are not eligible or elect not to make deductible IRA contributions, you may make nondeductible IRA contributions within the aforementioned limits which are reduced by the amount of any deductible contributions. The following is a summary of the rules regarding the deductibility of contributions to your IRA. You should consult your tax advisor to determine the specific application of such rules to your IRA contributions for any particular taxable year.
    (1) IF NEITHER YOU, NOR YOUR SPOUSE, IS an "active participant" (as determined under section 219(g) of the Code and any regulations or rulings thereunder) in a retirement plan during any part of the taxable year, you may take a deduction for contributions to your IRA for such taxable year in an amount equal to the lesser of $2,000 or 100% of your compensation (earned income) for such taxable year.
    (2) IF EITHER YOU, OR YOUR SPOUSE (unless you file separate income tax returns as noted below), is considered an "active participant" in a retirement plan for any part of the taxable year, the extent, if any, to which contributions to your IRA will be deductible depends on the amount of your adjusted gross income ("AGI"). The maximum IRA deduction as specified in Paragraph (1) above will be reduced in the same ratio that the excess of your AGI over $25,000 (for a single individual), $40,000 (for a married couple filing jointly) and zero (for a married couple filing separately) bears to $10,000. Thus, if you are an active participant in a retirement plan, no IRA deduction will be permitted if:
        (a) You are a single individual with AGI in excess of $35,000,
        (b) you are married and file a joint return with AGI in excess of $50,000, or
        (c) you are married, file separate returns and either you or your spouse have AGI in excess of $10,000.
    (3) IF YOU ARE MARRIED and your spouse has no compensation for the taxable year, or elects to be treated as having no compensation for such year, you are permitted an additional deduction in the amount of $250 for contributions to an IRA for the benefit of your spouse provided that your spouse has not attained age 70 1/2 and you file a joint income tax return for such year, subject to the provisions of (1) or (2) above, whichever is applicable. (see below)
    You will be considered an "active participant" for any particular taxable year if you are covered by a retirement plan for any part of such year. Generally, you will be considered covered by a retirement plan for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits for such year. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax-sheltered annuity arrangement or a 401(k) plan), a SEP or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status. You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year. You should note that if you are married but file a separate tax return, and you did not live with your spouse at any time during the taxable year, your spouse's active participation does not affect your ability to make deductible contributions.
    No deduction will be allowed under (1) or (2) above for any contribution which is made for the taxable year during which you attain age 70 1/2 or for any subsequent year. You are permitted to contribute and deduct up to $4,000 for contributions to your IRA and a spousal IRA, subject to the provisions of (1) and (2) above. However, in no event shall the contribution to either IRA exceed $2,000. It should be noted that if both you and your spouse work, each may contribute up to $2,000 of compensation (earned income) to his or her own IRA.
    If your employer maintains a SEP, your employer may contribute to your IRA up to the lesser of 15% of your compensation from such employer or $30,000. Since SEP contributions are excluded from your gross income, such contributions are not deductible for federal income tax purposes.
    If contributions to your IRA are deductible as outlined above, you may claim such deduction even if you do not itemize your deductions on your federal income tax return. You must make contributions to your IRA during the taxable year for which you claim the deduction or by the deadline for filing your federal income tax return for such year (without regard to any filing deadline extension). For example, if you are a calendar-year taxpayer, you must make contributions no later than April 15th in order to take a deduction for the previous year.
    If any portion of a contribution to your IRA is nondeductible as outlined above, you must so designate on your federal income tax return, as required under section 408(o)(4) of the Code and file From 8606 with your tax return.

E.  FEDERAL INCOME TAX STATUS OF THE IRA AND CERTAIN DISTRIBUTIONS.

    (1) IN GENERAL. Except as described below, your IRA and earnings thereon are exempt from federal income tax until distributions are made from the IRA.
    (2) TAX TREATMENT OF DISTRIBUTIONS. If all contributions to your IRA (other than rollover contributions) have been deductible for federal income tax purposes then all distributions from your IRA will be taxable as ordinary income. However, if you have made any nondeductible IRA contributions, distributions from your IRA will be treated as partially a return of deductible contributions, if any, (taxable), partially a return of nondeductible contributions (nontaxable) and partially a distribution of earnings (taxable). The portion of an IRA distribution which will be excludable from income will be determined by multiplying the total amount distributed by a fraction, the numerator of which is the aggregate of all your nondeductible IRA contributions, and the denominator of which is the aggregate balance of all of your IRAs (including rollover IRAs and SEPs). For purposes of the foregoing, (a) all of your IRAs will be treated as a single IRA, (b) all distributions during a taxable year will be treated as a single distribution and (c) the aggregate balance of your IRAs will be determined as of the end of the calendar year with or within which your taxable year ends, after adding back any distributions for such year.
    Distributions from your IRA are not eligible for any special tax treatment such as five-or ten-year averaging or capital gains treatment.
    (3) EXCESS CONTRIBUTIONS. If contributions to your IRA are in excess of the limits stated in Part D above, you will be assessed a 6% nondeductible excise tax on such excess amounts. This tax is payable for each year the excess is permitted to remain in your IRA. However, if the excess contribution has not been taken as a deduction, and if the excess and all earnings thereon are returned before the due date for filing your income tax return for the year in which the excess contribution was made, the 6% excise tax will not be assessed. The earnings on such excess contribution that are returned to you will be taxable as ordinary income and will be deemed to have been earned and taxable in the tax year during which the excess contribution was made. In addition, if you are not disabled or have not reached age 59 1/2, the earnings will be subject to the 10% premature withdrawal penalty discussed below. The 6% excess contribution tax may be eliminated for future tax years by withdrawing the excess contribution from your IRA before the due date for filing your tax return for that year or by under-contributing for a subsequent year by an amount equal to the excess contribution. If the total contributions for the year to your IRA are $2,250 or less, and there are no employer contributions for the year, you may withdraw any excess contributions after the due date for filing your tax return, including extensions, and not include the amount withdrawn in your gross income. This applies only to the part of the excess that you did not take a deduction for. It is not necessary to withdraw the interest or other income earned on the excess. You will have to pay the 6% tax on the excess amount for each year the excess contribution was in the IRA.
    If the contributions to your IRA for any year are more than $2,250, you must include in your gross income any excess over $2,250, unless it is an excess rollover contribution attributable to erroneous information. You may also have to pay a 10% tax on premature distributions on the amount you withdraw, unless you are age 59 1/2 or disabled.
    If less than the maximum amount of contributions has been made in years before the year you make an excess contribution, the prior year's difference may not be used to reduce the excess contribution. Qualified rollover contributions, as described in Part F below, are not considered excess contributions.
    (4) PREMATURE DISTRIBUTIONS. In addition to any regular income tax that may be payable, distributions from your IRA that occur before you reach age 59 1/2 (except in the event of disability, death, rollover, medical expenses in excess of 7.5% of adjusted gross income, medical insurance premiums in the event of unemployment or as a qualifying distribution of an excess contribution), will be assessed a 10% additional income tax on the amount distributed which is includible in your gross income. However, the additional 10% income tax will not be imposed if the distribution is one of a scheduled series of level payments to be made over your life or life expectancy or over the joint lives or joint life expectancies of you and your beneficiary. Amounts treated as distributions from the IRA because of pledging the IRA as described below, or prohibited transactions as described below, will also be considered premature distributions if they occur before you reach age 59 1/2 (assuming you are not disabled).
    (5) EXCESS DISTRIBUTIONS If the aggregate of your distributions from qualified plans and individual retirement accounts exceed a certain limit for any calendar year, a 15% excise tax will be imposed on such excess distributions. Generally, the limit is the greater of $150,000 (available only if a special grandfather provision is not elected on a return filed for a pre-1989 tax year) or $112,500 as adjusted for cost-of-living increases. For any such excess distributions prior to your attainment of age 59 1/2, the 15% excise tax will be offset by the 10% additional income tax on early distributions.
    (6) PLEDGING THE IRA. If you pledge your IRA as security for a loan, the portion so pledged is treated as being distributed to you in that year. In addition to any regular income tax that may be payable on the distribution, the premature distribution penalty as discussed above may also be applicable.
    (7) PROHIBITED TRANSACTIONS. If you or your beneficiary engages in a prohibited transaction, as described in section 4975 of the Code with respect to your IRA, your IRA will lose its exemption from tax and you must include the fair market value of your IRA in your gross income for the year during which the prohibited transaction occurred. In addition to any regular income tax that may be payable, the premature distribution penalty as discussed above may also be applicable.
    (8) INSUFFICIENT OR LATE DISTRIBUTIONS. In addition to the regular income tax that may be payable on distributions from your IRA, you will be assessed penalties on certain accumulations if funds in your IRA are not distributed in accordance with the rules described in Part B above. If the amount distributed from your IRA during the year is less than the minimum amount required to be distributed during such year, an excise tax will be imposed. The tax imposed is equal to 50% of the amount by which the minimum required distribution exceeds the amount actually distributed during the year.
    (9) ESTATE AND GIFT TAX STATUS OR DISTRIBUTIONS. Generally, for estate tax purposes, the value of your IRA will be fully includible in your gross estate in the event of your death. For gift tax purposes, beneficiary designations will not be treated as gifts. Also, contributions to an IRA on behalf of a spouse who has no earned income or elects to be treated as having no earned income will qualify for the annual present interest gift exclusion. You should consult your tax advisor with respect to the application of community property laws on estate and gift tax issues relating to your IRA.
    (10) INHERITED IRAs. Your IRA will be treated as an inherited IRA if, upon your death, it is acquired by a beneficiary other than your surviving spouse. An inherited IRA may not be rolled over to a qualified plan or to another IRA, nor may an inherited IRA accept any regular or rollover deposits. Only a beneficiary who is your surviving spouse will be allowed to roll over the IRA funds into his or her own IRA.
    (11) FEDERAL INCOME TAX WITHOLDING. The taxable portion of distributions from your IRA is subject to federal income tax withholding unless you elect not to have withholding applied. If you elect not to have withholding applied to taxable distributions from your IRA, or if insufficient federal income tax is withheld from any distribution, you may be responsible for payment of estimated taxes, as well as for penalties under the estimated tax rules, if withholding and estimated tax payments were not sufficient. Additional information regarding withholding and the necessary election forms will be provided no later than at the time a distribution is requested.

F.  ROLLOVER CONTRIBUTIONS.

    A rollover is a tax-free distribution of cash or other assets from one retirement program to another. There are two kinds of rollover contributions to an IRA. In one, you contribute amounts distributed to you from one IRA to another IRA. With the other, you contribute amounts distributed to you from your employer's qualified plan or 403(b) plan to an IRA. A rollover is an allowable IRA contribution which is not subject to the limits on regular contributions discussed in Part D above. However, you may not deduct a rollover contribution to your IRA on your tax return.
    If you receive a distribution from the qualified plan of your employer or former employer, the distribution must be an "eligible rollover distribution" in order for you to be able to roll all or part of the distribution over to your IRA. The portion you contribute to your IRA will not be taxable to you until you withdraw it from the IRA. Your employer or former employer will give you the opportunity to roll over the distribution directly from the plan to the IRA. If you elect, instead, to receive the distribution, you must deposit it into the IRA within 60 days after you receive it.
    An "eligible rollover distribution" is any distribution from a qualified plan that would be taxable other than (1) a distribution that is one of a series of periodic payments for an employee's life or over a period of 10 years or more, (2) a required distribution after you attain age 70 1/2 and (3) certain corrective distributions.
    If the entire amount in your IRA has been contributed in a tax-free rollover from your employer's or former employer's qualified plan or 403(b) plan, you may later roll over the IRA to a new employer's plan if such plan permits rollovers. Your IRA would then serve as a conduit for those assets. However, you may later roll those IRA funds into a new employer's plan only if you make no further contributions to that IRA, or commingle the IRA rollover funds with existing IRA assets.

G.  AMENDMENTS.

    The Custodian of your IRA may amend the agreements establishing your IRA at any time. The Custodian will comply with the amendment procedures set forth in your Custodial Agreement.

H.  FINANCIAL DISCLOSURE.

    Because the value of assets held in your IRA is subject to market fluctuation, the value of your IRA can neither be guaranteed nor projected. There is no assurance of growth in the value of your IRA or guarantee of investment results. You will, however, be provided with periodic statements of your IRA, including current market values of investments.
    Certain fees will be charged by the Custodian in connection with your IRA. Such fees are disclosed on the Custodian's fee schedule, a copy of which has been provided to you. Upon thirty days' prior written notice, the Custodian may substitute a new fee schedule. Any fees or other expenses incurred in connection with your IRA will be deducted from your IRA (with liquidation of Fund Shares, if necessary), or at the Custodian's option, such fees or expenses may be billed to you directly.

     For its services to the various funds, in The AIM Family of Funds--Registered trademark--, Boston Safe Deposit and Trust Company receives a custodian fee. This fee is in addition to fees it receives for acting as Custodian under the IRA. Boston Safe Deposit and Trust Company and A I M Distributors, Inc. also will receive additional fees for performing specific services with respect to the various funds in the AIM Family of Funds. Any such fees will be fully disclosed to you. Potential investors should obtain a copy of the current Prospectus relating to the fund(s) selected for investment prior to making an investment. Also, copies of the Statement of Additional Information relating to such fund(s) will be provided upon your request to A I M Distributors, Inc.

I.  MISCELLANEOUS.

    Each year you will be provided a statement(s) of account which will give the amount of contributions to the IRA, the year to which each contribution relates, and the total value of the IRA as of the end of the year. Information relating to contributions and distributions must be reported annually to the Internal Revenue Service and to you. You must also file Form 5329 (Return for Individual Retirement Savings Arrangement) with the Internal Revenue Service for each taxable year during which you are assessed any penalty or tax as discussed in Part E above.
    Your IRA has been approved by the Internal Revenue Service. Such approval is a determination as to the form of the IRA, and does not represent a determination of the IRA's merits as an investment.
    Further information about IRAs can be obtained from any district office of the Internal Revenue Service or from the Custodian.
    All provisions in this Disclosure Statement are subject to the Code and to the regulations promulgated thereunder. This Disclosure Statement constitutes a nontechnical restatement and summary of certain provisions of the Code which may affect your IRA. This is not a legal document. Your legal rights and obligations are governed by the federal tax laws and regulations and your Custodial Agreement and Adoption Agreement with the Custodian.

SEP AND SARSEP IRA APPLICATION                          [AIM LOGO APPEARS HERE]

--------------------------------------------------------------------------------
1.  INVESTOR INFORMATION (Please print or type.)

    Name                                                    Birth Date  /  /
        ---------------------------------------------------           -- -- --
             First Name        Middle         Last Name           Month Day Year
    Address
           ---------------------------------------------------------------------
                                 Street            City       State    Zip Code
    Social Security Number
                          ---------------------
    Daytime Telephone                          Evening Telephone
                     --------------------------                 ----------------
--------------------------------------------------------------------------------
2.  TYPE OF ACCOUNT

    [ ] SEP - Employer contributions only.
    [ ] SARSEP - Employee salary-reduction SEP.
    [ ] Combined SEP/SARSEP - Employer and Employee contributions.

    Name of Employer                                 Telephone
                    --------------------------------          ------------------
--------------------------------------------------------------------------------
3.  FUND INVESTMENT

    Indicate Fund(s) and contribution amount(s). Make check payable to Boston Safe Deposit and Trust Company. Minimum $25 per fund per contribution submission.

             Fund                                 $ or % of Assets            Class of Shares (check one)
    [ ] AIM Balanced Fund                     $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Charter Fund                      $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Constellation Fund                $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Global Aggressive Growth Fund     $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Global Growth Fund                $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Global Income Fund                $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Growth Fund                       $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Global Utilities Fund             $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM High Yield Fund                   $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Income Fund                       $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Intermediate Government Fund      $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM International Equity Fund         $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Limited Maturity Treasury Shares  $                                [ ] Class A     [ ] Class B
                                              ----------------------------
    [ ] AIM Money Market Fund                 $                                [ ] Class A
                                             ----------------------------
    [ ] AIM Value Fund                        $                                [ ] Class A     [ ] Class B     [ ] Class C
                                              ----------------------------
    [ ] AIM Weingarten Fund                   $                                [ ] Class A     [ ] Class B
                                              ----------------------------
       Total                                  $                                [ ] Class A     [ ] Class B
                                              ----------------------------

    If no class of shares is selected, Class A shares will be purchased. All dividends and capital gains will be reinvested in the fund(s) automatically.

--------------------------------------------------------------------------------
4.  TELEPHONE EXCHANGE

    Telephone Exchange Privilege. Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current prospectus.

    [ ] I do not want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------
5.  BENEFICIARY INFORMATION

    I hereby designate the following beneficiary to receive the balance in my IRA custodial account upon my death. To be effective, the designation of beneficiary and any subsequent change in designation of beneficiary must be filed with the Custodian prior to my death. If no beneficiary is designated or no designated beneficiary or contingent beneficiary survives me, the balance in my IRA will be distributed to the legal representatives of my estate. This designation revokes any prior designations. I retain the right to revoke this designation. In the event that I die and no primary beneficiary listed below (or such beneficiary's heirs, if applicable) is alive, distribute all Fund accounts in my IRA to the following contingent beneficiary, or contingent beneficiary's heirs, if applicable.

    PRIMARY BENEFICIARY(IES)

    Name                                            % Relationship
        ------------------------------------    ----              --------------
    Beneficiary's Social Security Number              Birth Date   /  /
                                        -------------           --  -- --
    Name                                            % Relationship
        ------------------------------------    ----              --------------
    Beneficiary's Social Security Number              Birth Date   /  /
                                        -------------           --  -- --

    CONTINGENT BENEFICIARY

    Name                                            % Relationship
        ------------------------------------    ----              --------------
    Social Security Number                            Birth Date   /  /
                          ---------------------------           --  -- --
--------------------------------------------------------------------------------
6.  AUTHORIZATION AND SIGNATURE

    I hereby adopt the A I M Distributors, Inc. Individual Retirement Account appointing Boston Safe Deposit and Trust Company as Custodian. I have received and read the current prospectus of the investment company(ies) selected in this agreement and have read and understand the IRA custodial agreement and disclosure statement and consent to the custodial account fees as specified. I understand that a $10 annual AIM Fund IRA Maintenance Fee will be deducted in early December from my AIM IRA account. Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification. Under the penalties of perjury, I certify that (i) the number shown in Section 1 is my correct Social Security/Taxpayer Identification Number and (ii) I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am subject to backup withholding as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. Please refer to the Fund prospectus for complete instructions regarding backup withholding.

    Your Signature                                              Date   /  /
                  ----------------------------------------------    --  -- --
--------------------------------------------------------------------------------
7.  DEALER INFORMATION (To be completed by securities dealer.)

    Name of Broker/Dealer Firm                        Branch #
                              -----------------------         ------------------
    Home Office
               -----------------------------------------------------------------
    Address
           ---------------------------------------------------------------------
    Rep. Name                                         Rep. #
             -----------------------------------------      --------------------
    Authorized Signature                              Telephone
                        ------------------------------         -----------------
                  Branch Address
                                ------------------------------------------------
                                          Street      City    State   Zip Code

                  [ ] Authorized for NAV purchase



28  [AIM LOGO APPEARS HERE] A I M Distributors, Inc.                 43102-10/95

SARSEP IRA ENROLLMENT AND SALARY                      [ AIM LOGO APPEARS HERE]
SAVINGS AGREEMENT


--------------------------------------------------------------------------------
8.  INVESTOR INFORMATION (Please print or type.)

    Name                                                    Date    /  /
        ----------------------------------------------------     --  -- --
                  First Name      Middle    Last Name           Month Day Year
    Address
           ---------------------------------------------------------------------
                         Street                    City   State     Zip Code

    Birth Date   /   /                                    Hire Date    /   /
              --- --- ---                                           --- --- ---
            Month Day Year                                       Month Day Year
-------------------------------------------------------------------------------


    Social Security Number
                          ------------------------------------------------------




[ ] I HEREBY ELECT TO BECOME A PARTICIPANT IN THE SARSEP.
    As a Participant, I hereby authorize the Company to deduct ______% of my Compensation or a flat dollar amount of $ __________ per pay period which I understand will be contributed by the Employer to my IRA. I understand that my annual SARSEP contribution cannot exceed the lesser of 15% of my compensation or $9,240, or an amount as limited by IRS regulations. The minimum contribution is $25 PER FUND PER CONTRIBUTION SUBMISSION.

[ ] I AM PRESENTLY A PARTICIPANT IN THE SARSEP.
    As a Participant, I hereby authorize the Company to change the amount it deducts from my Compensation from _______% to _______% or if a dollar amount has been specified, from $_______________ per pay period to $_______________ per pay period. I understand that this change will be effective 30 days from the first day of the month following receipt of this notice.

[ ] I HEREBY WITHDRAW MY AUTHORIZATION TO CONTINUE PAYROLL DEDUCTIONS UNDER THE
    SARSEP.
    I understand this directive will be effective 30 days from delivery of this notice to the Employer. I further understand that I may not again authorize payroll deductions for a period of 90 days from the date of this notice.

[ ] CASH BONUS ELECTION (IF APPLICABLE)
    I hereby authorize the Company to deduct ________% from my cash bonus as an additional contribution to my IRA. I understand that my total annual contribution cannot exceed the lesser of 15% of my compensation or $9,240, or an amount as limited by IRS regulations.



                                          --------------------------------------
                                          Participant's Signature


29  [AIM LOGO APPEARS HERE] A I M Distributors, Inc.               43103-10/95

SEP AND SARSEP TOP-HEAVY TEST                            [AIM LOGO APPEARS HERE]

    Plan Year End
                 --------------------------

--------------------------------------------------------------------------------
1. A Top-Heavy Test must be performed at the end of each plan year. A Plan becomes top heavy when 60% of the Plan's aggregate SEP and/or SARSEP contributions or 60% of the aggregate market value of the Plan as of the last day of the Plan year is allocated to key employees. You may test using either market values or contributions, but you may find it easier to test based on contributions.

          Key Employees' Names                Contributions                 Market Value
                                             (SEP and SARSEP)         12/31 or Fiscal Year End

                                           $                       $
---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------
(A) Total                                  $                       $
                                            ---------------------   -------------------------------

          Non-Key Employees' Names            Contributions                 Market Value
                                             (SEP and SARSEP)         12/31 or Fiscal Year End

                                           $                       $
---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------

---------------------------------------     ---------------------   -------------------------------
(B) Total                                  S                       $
                                            ---------------------   -------------------------------
(C) Plan Totals (line A + line B)          $                       $
                                            ---------------------   -------------------------------
(D) Top-Heavy Percentage
 (line A divided by line C)                 ---------------------   -------------------------------
    (If greater than 60%, plan is "top heavy")

Note: If you have additional key or non-key employees, please attach additional pages as necessary.


If the Plan is top heavy, the employer must make a minimum contribution on behalf of all non-key eligible employees. The contribution must equal the highest percentage deferred by a key employee, up to a maximum of 3%, based on the non-key employee's compensation. These contributions can be made to any qualified retirement plan (SEP or SARSEP IRA), as indicated in the adoption agreement. Key employees may also receive the top-heavy contribution.


31  [AIM LOGO APPEARS HERE] A I M Distributors, Inc.              43104-10/95

SARSEP IRA ACTUAL DEFERRAL                               [AIM LOGO APPEARS HERE]
PERCENTAGE (ADP) TEST

    Plan Year End
                 ----------------------
--------------------------------------------------------------------------------
1.  THE ACTUAL DEFERRAL PERCENTAGE (ADP) TEST

    The Actual Deferral Percentage (ADP) Test is an annual test which restricts the amount that Highly Compensated Employees may contribute through salary deferral to their SARSEP accounts. Each Highly Compensated Employee may defer no more than 125% of the deferral percentage of the Non-Highly Compensated (NHC) group of employees. The test must be performed annually as of the last day of the plan year.
--------------------------------------------------------------------------------
2.  INSTRUCTIONS

    (1) Separate eligible employees into two groups: Highly Compensated and Non-Highly Compensated. The definition of Highly Compensated is provided in the Question and Answer Section on page 13.
    (2) List each ELIGIBLE employee in their respective group indicating their compensation and salary deferral. IMPORTANT: You must also include all eligible employees who elect not to make salary deferral contributions. Indicate their deferral amount ($) in Column 4 as zero.
    (3) Compute each eligible employees' deferral percentage in Column 4.
    (4) Add up the deferred percentage of each employee in the Highly Compensated group and the Non-Highly Compensated group separately. Divide by the number of eligible employees in each group.
    (5) Compare the two groups' average deferral percentages. Each Highly Compensated participant cannot defer more than 125% of the average deferral percentage of the Non-Highly Compensated group.
--------------------------------------------------------------------------------
3.  DEFINITIONS

    (1) EMPLOYEE: For the purposes of this worksheet we are listing only employees eligible for this SARSEP. An employee who was eligible at any time during the Plan Year, but who terminates prior to the end of the Plan Year is included for this test. Additionally, an eligible employee who elects not to make Elective Deferrals shall be treated as having a 0% Deferral Percentage.
            (a) HIGHLY COMPENSATED EMPLOYEE An Employee (and certain family members) who meet the criteria listed in Sections 1.11 and 1.12 of the SEP and SARSEP IRA Plan Document. (Also see Question and Answer Section on page 13.)
            (b) NON-HIGHLY COMPENSATED EMPLOYEE: An Employee who doesn't meet the definition of Highly Compensated.
    (2) ELECTIVE DEFERRALS: All contributions made to the SARSEP at the election of an eligible employee (Participant) in lieu of cash compensation or bonuses pursuant to a salary savings agreement or cash option election.
    (3) COMPENSATION: Total wages, salaries, fees, bonuses or other taxable remuneration paid to Participant from the Employer during the period in which the individual actually participated in the Plan. Compensation shall be limited to $160,000 (or any higher limit announced by the IRS). The Compensation limit must be adjusted proportionately for Plan Years of less than 12 months.

--------------------------------------------------------------------------------
4.  ELIGIBLE NON-HIGHLY COMPENSATED (NHC) EMPLOYEES

    NOTE: Please read the Definitions before completing worksheet.

                 (1)                                  (2)                         (3)                   (4)
                                                                                                     Deferral
            Employee Name                     Elective Deferrals             Compensation           Percentage
                                                                                                column 2 divided
                                                                                                   by column 3
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------

(5) Total of all Deferral Percentages (column 4)
                                                ---------------
(6) Number of eligible Non-Highly Compensated Employees (column 1)
                                                                  -------------
(7) Average Deferral Percentage for Non-Highly Compensated
    Employees (line 5 divided by line 6)
                                         --------------------
--------------------------------------------------------------------------------
5.  ELIGIBLE HIGHLY COMPENSATED (HC) EMPLOYEES

    NOTE: Please read the Definitions before completing worksheet.

                 (1)                                  (2)                         (3)                   (4)
                                                                                                     Deferral
            Employee Name                     Elective Deferrals             Compensation           Percentage
                                                                                                 column 2 divided
                                                                                                    by column 3
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------
                                          $                               $                                       %
---------------------------------------    ----------------------------    -------------------   -----------------

(A) Total of all Deferral Percentages (column 4)
                                                ------------------
(B) Number of eligible Highly Compensated Employees (column 1)
                                                              ----------------
(C) Average Deferral Percentage for Highly Compensated Employees
    (line A divided by line B)
                               --------------------
(D)  EACH HIGHLY COMPENSATED PARTICIPANT MAY NOT DEFER MORE THAN 125% X LINE 7,
     SECTION 4
     125% X _________________ = ______________ ADP FOR EACH HIGHLY COMPENSATED
     PARTICIPANT



34  [AIM LOGO APPEARS HERE] A I M Distributors, Inc.              43105-3/96

SEP/SARSEP TRANSMITTAL FORM                              [AIM LOGO APPEARS HERE]

--------------------------------------------------------------------------------
1.  EMPLOYER INFORMATION (Please print or type.)

    Name of Employer
                    ------------------------------------------------------------
    Address
           ---------------------------------------------------------------------
    City                              State               Zip Code
        ------------------------------     ---------------        --------------
--------------------------------------------------------------------------------
2. EMPLOYER'S AUTHORIZATION (Signature(s) of authorized employer representative)

    We hereby authorize Boston Safe Deposit and Trust Company to invest contributions in accordance with the instructions below.
                                                            Date  /  /
------------------------------------------------------------    -- -- --
                                                              Month Day Year

                (1)                        (2)                        (3)                             (4)
              Name of                Social Security               Selected                 Contribution per Fund**
            Participant                  Number                    AIM Funds*                (Minimum $25 per Fund)
                                                                                               SEP        SARSEP

1                                                                                         $             $
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
2
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
3
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
4
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
5
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
6
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

*Indicate funds used by each participant.
**Indicate dollar($) amount contributed per fund.

                (1)                        (2)                        (3)                             (4)
              Name of                Social Security               Selected                 Contribution per Fund**
            Participant                  Number                    AIM Funds*                (Minimum $25 per Fund)
                                                                                               SEP        SARSEP

7                                                                                         $             $
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
8
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
9
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
10
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
11
 -----------------------------    -------------------------  ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------

                                                             ------------------------      ------------  ------------
                                                             Total Employer Contributions $
                                                                                           ------------
                                                             Total Employee Salary
                                                             Deferral Contributions                      $
                                                                                                          -----------
                                                             Total Employer and
                                                             Employee Contributions                      $
                                                                                                          -----------

If a contribution for a participant is to be invested in more than one fund, $25 or more must be invested in each fund selected. Attach form, check (payable to Boston Safe Deposit and Trust) and SEP and SARSEP applications and mail to:

    AIM Fund Services, Inc.
    Attn: Retirement Plans Operations
    P.O. Box 2646
    Houston, Texas  77252-2646




*Indicate funds used by each participant.
**Indicate dollar($) amount contributed per fund.



36  [AIM LOGO APPEARS HERE] A I M Distributors, Inc.              43106-10/95